EXHIBIT 10.6

                        DEMAND PROMISSORY NOTE ISSUED BY
                  1289307 ALBERTA LTD. TO 1286664 ALBERTA LTD.
                            DATED DECEMBER 21, 2006



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                             DEMAND PROMISSORY NOTE

(US) $1,000,000                                                December 21, 2006

         FOR VALUE RECEIVED, the undersigned,  1289307 Alberta Ltd. of 2370, 255
- 5th Avenue S.W., Calgary, Alberta, T2P 3G6 (the "BORROWER") hereby acknowledges itself indebted and promises to pay to the order of 1286664 Alberta Ltd. (the "LENDER"), at 22 Barclay Walk S.W., Calgary, Alberta T2P 4V9, or at such other place as the Lender may direct, the principal amount of one million dollars (U.S.$1,000,000) (the "PRINCIPAL AMOUNT") in lawful money of the United States, on demand, and to pay interest from the date of demand in like money on the outstanding principal amount of this Note monthly in arrears at the same place on the last day of each month in each year, after the date of demand, default and judgement, at a rate per annum equal at all times to the Prime Rate (which rate per annum shall, in each case, change automatically without notice to the Borrower as and when the Prime Rate shall change so that at all times the interest payable hereunder shall be the Prime Rate then in effect). When used herein the term "Prime Rate" shall mean a fluctuating annual interest rate equal at all times to the reference rate of interest of the Canadian Imperial Bank of Commerce for determining interest chargeable by it on loans in Canadian dollars made in Canada.

         The outstanding Principal Amount of this Note shall be repaid by the Borrower on demand. Notwithstanding the foregoing, the outstanding Principal Amount of this Note may, at the Borrower's option, be prepaid by the Borrower in whole or in part, at any time without notice, penalty or bonus.

         Payments made hereunder may at the option of the holder be recorded on this Note or on other records of the holder, and such records shall be prima facie evidence of said payments and unpaid balance of this Note. All payments made hereunder shall be applied to any indebtedness now or hereafter owing by the undersigned to the holder in such order as the holder may elect.

         While any default exists hereunder, all sums herein promised to be paid shall bear interest at the rate of 10% per annum accrued from the date of default to the date of payment. All past due sums will be paid at the time of and as a condition precedent to the curing of any default hereunder.

         The outstanding Principal Amount of, and accrued interest on, this Note shall, at the option of the Lender, become due and payable, upon the happening of any one of the following events:

   (i) if the Borrower fails to pay any Principal Amount upon demand by the Lender, and such failure continues for two days or more;

   (ii) if this Note shall, at any time after its execution and delivery and for any reason, cease to be in full force and effect, or if the validity or enforceability thereof is disputed in any manner by the parties hereto;

   (iii) if the Borrower institutes proceedings for its winding up, liquidation or dissolution, or if the Borrower takes action to become a voluntary bankrupt, or consents to the filing of a bankruptcy proceeding against it, or files a petition or answer or consent seeking reorganization, readjustment, arrangement, composition or similar relief under any bankruptcy or insolvency law or any other similar applicable law or consents to the filing of any such petition, or consents to the appointment of a receiver, liquidator, trustee or assignee in bankruptcy or insolvency of any part of its property which, in the opinion of the Lender, is material, or makes an assignment for the benefit of creditors, or admits in writing an inability to pay its obligations generally as they become due or commits any


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         other act of bankruptcy, or if the Borrower suspends transaction of its usual business, or any action is taken by the Borrower in furtherance of any of the aforesaid; or

   (iv) if a court having jurisdiction enters a decree or order adjudging the Borrower a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, readjustment, arrangement, composition or similar relief under any bankruptcy or insolvency law or any other similar applicable law, or a decree or order of a court having jurisdiction for the appointment of a receiver, liquidator, trustee or assignee in bankruptcy or insolvency of any part of the property of the Borrower which, in the opinion of the Lender, is material, or for the winding up, dissolution or liquidation of its or his affairs, is entered and such decree or order is not contested in good faith and the effect thereof stayed.

         Whenever any payment to be made hereunder shall be stated to be due and payable on a day which is a Saturday, Sunday or any other day which in Alberta, Canada is a legal holiday, the due date thereof shall be the immediately preceding day which is not a Saturday, Sunday or legal holiday.

         All payments by the Borrower to the Lender hereunder shall be made without set-off or counterclaim or other deduction and free and clear of, and without reduction for or on account of, any present or future tax, charge, deduction or other withholding.

         The undersigned agrees that if, and as often as, this Note is placed in the hands of an attorney for collection or to defend or enforce any of the holder's rights hereunder or any instrument securing payment of this note, the undersigned will pay to such holder its reasonable attorney's fees and all court costs and other expenses incurred in connection therewith.

         The Borrower hereby waives presentment, demand, protest or other notice of any kind in the enforcement of this Note.

         This Note shall be governed by and construed in accordance with the laws of the Province of Alberta and the laws of Canada applicable therein.

                                          1289307 ALBERTA LTD.


                                          Per: /s/ ROD MAXWELL
                                              ----------------------------------
                                                 Rod Maxwell
                                                 President